                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /        Preliminary Proxy Statement
/ /        Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
/X/        Definitive Proxy Statement
/ /        Definitive Additional Materials
/ /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                    META GROUP, INC.
----------------------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)
----------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         not applicable
         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transactions applies:
         not applicable
         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         not applicable
         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
         not applicable
         -----------------------------------------------------------------------

     (5) Total fee paid:
         not applicable
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
     ---------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         not applicable
         -----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
         not applicable
         -----------------------------------------------------------------------

     (3) Filing Party:
         not applicable
         -----------------------------------------------------------------------

     (4) Date Filed:
         not applicable
         -----------------------------------------------------------------------

                                META GROUP, INC.
                                208 HARBOR DRIVE
                        STAMFORD, CONNECTICUT 06912-0061

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2000

                            ------------------------

To the Stockholders of META Group, Inc.:

    The Annual Meeting of Stockholders of META Group, Inc., a Delaware corporation (the "Corporation"), will be held on Wednesday, May 24, 2000 at 9:00 a.m., local time, at The Sheraton Stamford Hotel, 2701 Summer Street, Stamford, CT 06905, for the following purposes:

    (1) To elect one Class II Director to serve for a three-year term and until his successor has been duly elected and qualified or until his earlier resignation or removal.

    (2) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

    Only stockholders of record at the close of business on April 3, 2000 are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

By Order of the Board of Directors

Bernard F. Denoyer
SECRETARY

Stamford, Connecticut

April 14, 2000

                            YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL PRIOR TO THE DATE OF THE ANNUAL MEETING OF STOCKHOLDERS IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                                META GROUP, INC.
                                208 HARBOR DRIVE
                        STAMFORD, CONNECTICUT 06912-0061
                            ------------------------

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                           TO BE HELD ON MAY 24, 2000

                                 APRIL 14, 2000

    Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of META Group, Inc., a Delaware corporation (the "Corporation"), for use at the Annual Meeting of Stockholders to be held on May 24, 2000, at 9:00 a.m., local time, at The Sheraton Stamford Hotel, 2701 Summer Street, Stamford, CT 06905 or at any adjournments or postponements thereof (the "Annual Meeting"). An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 1999, is being mailed together with this proxy statement to all stockholders entitled to vote. This proxy statement and the form of proxy were first mailed to stockholders on or about April 14, 2000.

    Only stockholders of record at the close of business on April 3, 2000 (the "Record Date") will be entitled to receive notice of and to vote at the meeting and any adjournments or postponements thereof. As of that date, 10,452,958 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Corporation were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it (i) by filing a later-dated proxy or a written notice of revocation with the Secretary of the Corporation at any time before it is exercised or (ii) by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to META Group, Inc., 208 Harbor Drive, Stamford, Connecticut, 06912-0061, Attention: Secretary, at or before the taking of the vote at the Annual Meeting.

    The representation in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented by proxy for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because, in respect of such proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

    In the election of the Class II Director, the nominee receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the meeting shall be elected as the Class II Director. On any other matter being submitted to stockholders, an affirmative vote of a majority of the shares present or represented and voting on each such matter is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker "non-votes" are not so included.

    The persons named as attorneys-in-fact in the proxies, Dale Kutnick and Bernard F. Denoyer, are a director and officer and an officer of the Corporation, respectively. All properly executed proxies returned in time to be counted at the meeting will be voted. ALL PROXIES WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDERS' INSTRUCTIONS, AND, IF NO CHOICE IS SPECIFIED, THE ENCLOSED PROXY CARD (OR ANY SIGNED AND DATED COPY THEREOF) WILL BE VOTED FOR THE MATTERS SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy.

    The Board of Directors of the Corporation knows of no other matters to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

MANAGEMENT AND PRINCIPAL HOLDERS OF VOTING SECURITIES

    The following table sets forth as of the Record Date (unless otherwise indicated) certain information regarding the beneficial ownership of shares of the Corporation's Common Stock by (i) each person who, to the knowledge of the Corporation, owned beneficially more than 5% of the Common Stock of the Corporation outstanding at the Record Date, (ii) each director or nominee,
(iii) each executive officer identified in the Summary Compensation Table set forth below under "Compensation and Other Information Concerning Directors and Officers," and (iv) all executive officers, directors and nominees as a group.

                                                              AMOUNT AND NATURE   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          OF OWNERSHIP (1)    CLASS (2)
------------------------------------                          -----------------   ----------
Dale Kutnick (3)............................................      1,562,916          14.8%
  c/o META Group, Inc.
  Harbor Plaza, 208 Harbor Drive
  Stamford, CT 06912
T. Rowe Price Associates, Inc. (4)..........................      1,450,700          13.9%
  100 East Pratt Street
  Baltimore, MD 21202
Marc Butlein (5)............................................        982,740           9.4%
  c/o META Group, Inc.
  Harbor Plaza, 208 Harbor Drive
  Stamford, CT 06912
Massachusetts Financial Services Company (6)................        740,079           7.1%
  500 Boylston Street
  Boston, MA 02116
FMR Corporation (7).........................................        589,367           5.6%
  82 Devonshire Street
  Boston, MA 02109
George McNamee (8)..........................................        164,500           1.6%
  c/o First Albany Corporation
  30 South Pearl Street
  Albany, NY 12207
Larry DeBoever (9)..........................................         79,310             *
  c/o META Group, Inc.
  Harbor Plaza, 208 Harbor Drive
  Stamford, CT 06912
Michael Simmons (10)........................................         52,500             *
  c/o MS Associates
  1865 West Union Avenue, Suite R
  Englewood, CO 80110

                                                              AMOUNT AND NATURE   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          OF OWNERSHIP (1)    CLASS (2)
------------------------------------                          -----------------   ----------
Harry S. Gruner (11)........................................         40,714             *
  c/o JMI Equity Fund
  1119 St. Paul Street
  Baltimore, MD 21202
Peter Burris (12)...........................................         32,737             *
  c/o META Group, Inc.
  Harbor Plaza, 208 Harbor Drive
  Stamford, CT 06912
Michael Pedersen (13).......................................         20,255             *
  c/o META Group, Inc.
  Harbor Plaza, 208 Harbor Drive
  Stamford, CT 06912
Howard A. Rubin (14)........................................         10,750             *
  c/o Rubin Systems, Inc.
  450 Long Ridge Road
  Pound Ridge, NY 10576
John Aaron Zornes (15)......................................         10,740             *
  c/o META Group, Inc.
  Harbor Plaza, 208 Harbor Drive
  Stamford, CT 06912
Francis J. Saldutti (16)....................................          7,101             *
  c/o Ardent Research Partners, L.P.
  153 East 53rd Street, Suite 4800
  New York, NY 10022
All directors and executive officers as a group (13 persons)      2,124,001          19.6%
  (17)......................................................

------------------------

*   Less than 1%

 (1) Except as noted in the footnotes to this table, each person or entity named in the table has sole voting and investment power with respect to all shares of Common Stock owned, based upon information provided to the Corporation by directors (and nominees), officers and principal stockholders.

 (2) Applicable percentage of ownership as of the Record Date is based upon 10,452,958 shares of Common Stock outstanding on that date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes voting and investment power with respect to shares. Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

 (3) Includes 74,678 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

 (4) These securities are owned by various individual and institutional investors, including the T. Rowe Price New Horizons Fund, Inc. (which owns 1,125,000 shares, representing 10.8% of the shares outstanding), for which
     T. Rowe Price Associates, Inc. ("Price Associates") serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Information included in this table regarding Price Associates was obtained from its Amendment No. 4 to Schedule 13-G filed with the Commission on or about February 7, 2000.

 (5) Includes 257,750 shares of Common Stock held by the Marc & Michaele Butlein Charitable Remainder Unit Trust, of which Mr. Butlein is a trustee, 105,000 shares of Common Stock held by the Marc & Michaele Butlein Family Limited Partnership, of which Mr. Butlein is a general partner, and 31,000 shares of Common Stock held by the Butlein Private Family Foundation, of which Mr. Butlein is an officer. Mr. Butlein disclaims beneficial ownership of all shares of Common Stock except for the shares he holds of record. Information regarding Mr. Butlein's beneficial ownership was obtained from Mr. Butlein's Amendment No. 4 to Schedule 13-G filed with the Commission on or about February 14, 2000.

 (6) Information included in this table regarding Massachusetts Financial Services Company was obtained from its Amendment No. 3 to Schedule 13-G filed with the Commission on or about February 10, 2000. Massachusetts Financial Services Company has sole dispositive power over the securities listed but disclaims sole voting power for a portion of the securities held.

 (7) Information included in this table regarding FMR Corp. was obtained from its Schedule 13-G filed with the Commission on or about February 11, 2000. FMR Corp. has sole dispositive power over the securities listed but disclaims sole voting power for a portion of the securities held.

 (8) Includes 134,500 shares of Common Stock owned by First Albany Corporation and 30,000 shares issuable to Mr. McNamee pursuant to stock options exercisable within 60 days of the Record Date. Mr. McNamee, a director of the Corporation, is Chairman and Co-Chief Executive Officer of First Albany Corporation, and may therefore be deemed to share voting and investment power over the shares owned by First Albany Corporation. Mr. McNamee disclaims beneficial ownership of the 134,500 shares owned by First Albany Corporation, except to the extent of his pecuniary interest therein.

 (9) Consists of 79,310 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

(10) Includes 22,500 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

(11) Includes 22,500 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

(12) Consists of 32,737 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

(13) Includes 19,103 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

(14) Includes 10,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

(15) Includes 10,696 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

(16) Consists of 7,101 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

(17) Includes 397,003 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

    The Corporation's Board of Directors is currently fixed at six members. The Corporation's By-laws divide the Board of Directors into three classes. The members of each class of directors serve for staggered three-year terms.
Messrs. Dale Kutnick and Francis J. Saldutti are Class I Directors, Mr. Harry S. Gruner is a Class II Director, and Messrs. Michael Simmons, George McNamee and Howard Rubin are Class III Directors. The Class II Director's term will expire at the Annual Meeting. On May 31, 1999, Mr. Marc Butlein, a Class II director, resigned from the Board of Directors.

    The Board of Directors has nominated and recommended that Mr. Harry S. Gruner, who currently serves as a Class II Director, be reelected as a Class II Director, to hold office until the Annual Meeting of Stockholders for the fiscal year ending December 31, 2002, and until his successor has been duly elected and qualified or until his earlier resignation or removal. The Board of Directors knows of no reason why the nominee should be unable or unwilling to serve, but if the nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of the nominee.

    The following table sets forth the name of the nominee to be voted upon at the meeting and each director whose term of office will extend beyond the meeting, the year such nominee or director was first elected a director, the positions currently held by the nominee and each director with the Corporation, the year each nominee's or director's term will expire and class of director of each nominee and each director.

NOMINEE'S OR DIRECTOR'S
NAME AND YEAR NOMINEE OR
DIRECTOR                                              POSITION(S) WITH         YEAR TERM    CLASS OF
FIRST BECAME A DIRECTOR                                THE CORPORATION        WILL EXPIRE   DIRECTOR
------------------------                          -------------------------   -----------   --------
NOMINEE:
Harry S. Gruner (1994)..........................          Director                2003       II

CONTINUING DIRECTORS:
Michael Simmons (1994)..........................          Director                2001       III

George McNamee (1996)...........................          Director                2001       III

Howard Rubin (1999).............................          Director                2001       III

Dale Kutnick (1989).............................   President, Co-Research         2002        I
                                                  Director, Chief Executive
                                                   Officer and Chairman of
                                                   the Board of Directors

Francis J. Saldutti (1991)......................          Director                2002        I

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

    The Board of Directors met five times and took action by unanimous written consent three times during the fiscal year ended December 31, 1999. The Audit Committee of the Board of Directors, of which Messrs. Gruner, Saldutti and Simmons are currently members, is responsible for reviewing the results and scope of audits and other services provided by the Corporation's independent auditors and reviewing the Corporation's internal controls. The Audit Committee met once, on October 28, 1999, during the year ended December 31, 1999. The Compensation Committee, which consisted in 1999 of Messrs. Saldutti and Simmons, makes recommendations concerning the salaries and incentive compensation of employees of, and consultants to, the Corporation and oversees and administers the Corporation's stock plans. The Compensation Committee met three times during 1999 and took action by unanimous written consent twice. The Board of Directors does not currently have a standing nominating committee.

                OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the director nominee to be voted upon at the meeting, the directors and the executive officers of the Corporation, their ages and the positions currently held by each such person with the Corporation.

NAME                                          AGE                       POSITION
----                                        --------   ------------------------------------------
Dale Kutnick..............................     50      President, Co-Research Director, Chief
                                                       Executive Officer and Chairman of the
                                                       Board of Directors

Peter Burris..............................     41      Senior Vice President--Publications &
                                                       Co-Research Director

Larry DeBoever............................     49      Executive Vice President--Worldwide Sales
                                                       and Marketing

Bernard F. Denoyer........................     52      Senior Vice President--Finance, Chief
                                                       Financial Officer, Treasurer and Secretary

James J. Harrison.........................     32      Executive Vice President and Director, New
                                                       Business Development

CD Hobbs..................................     56      Senior Vice President and General Manager,
                                                       Executive Services

Michael Pedersen..........................     39      Senior Vice President and Managing
                                                       Director, META Group Consulting

John Aaron Zornes.........................     46      Executive Vice President and Service
                                                       Director, Application Delivery Strategies

Harry S. Gruner (1).......................     40      Director

George McNamee............................     53      Director

Howard A. Rubin...........................     51      Director

Francis J. Saldutti (1) (2)...............     52      Director

Michael Simmons (1) (2)...................     61      Director

------------------------

(1) Member of the Audit Committee during 1999.

(2) Member of the Compensation Committee during 1999.

    DALE KUTNICK, a co-founder of the Corporation, has served as President, Chief Executive Officer and a Director of the Corporation since its inception in January 1989. Mr. Kutnick was appointed Chairman of the Board of Directors in May 1998. In addition, Mr. Kutnick served as Research Director from the inception of the Corporation in January 1989 to June 1998 and has served as Co-Research Director since July 1998. Prior to co-founding META Group,
Mr. Kutnick was Executive Vice President of Research at Gartner Group, Inc. and an Executive Vice President at Gartner Securities. Prior to his experience at Gartner Group, Inc., he served as an Executive Director, Research Director and Principal at Yankee Group and as a Principal at Battery Ventures, a venture capital firm. Mr. Kutnick is a graduate of Yale University.

    PETER BURRIS has served as Senior Vice President--Publications and Co-Research Director since July 1998. Previously, Mr. Burris held the position of Vice President and Service Director of the

Corporation's OPEN COMPUTING & SERVER STRATEGIES service from April 1995 to June 1998. Prior to joining the Corporation in April 1995, Mr. Burris served as Director of International Data Corporation's Worldwide Systems & Servers Research Group. Mr. Burris is a graduate of Yale University.

    LARRY DEBOEVER has served as Executive Vice President--Worldwide Sales and Marketing and META Research Fellow since July 1999. Previously, Mr. DeBoever held the positions of Senior Vice President--Executive Services from January 1999 to June 1999 and Senior Vice President and Service Director of the Corporation's ENTERPRISE ARCHITECTURE STRATEGIES service from November 1996 to January 1999. Prior to joining the Corporation in November 1996, Mr. DeBoever was the founder and president of DeBoever Architectures, Inc., a consulting firm specializing in enterprise architecture, since 1993. META Group acquired DeBoever Architectures, Inc. in October 1996. Mr. DeBoever received a MS from Purdue University and a MBA from the University of Southern California. See "Certain Relationships and Related Transactions."

    BERNARD F. DENOYER has served as Senior Vice President--Finance since January 1998. Mr. Denoyer joined the Corporation in October 1994 as Vice President--Finance and was elected Chief Financial Officer and Treasurer of the Corporation in July 1995. In May 1996, the Board of Directors appointed
Mr. Denoyer Secretary of the Corporation. Prior to joining the Corporation,
Mr. Denoyer was an independent turnaround financial consultant and Vice President--Finance at Gartner Group, Inc. Mr. Denoyer earned his CPA in 1975 while at Ernst & Young. Mr. Denoyer has a MBA in Finance from the Columbia Business School and a BA in Economics from Fairfield University.

    JAMES J. HARRISON has served as Executive Vice President and Director, New Business Development since August 1997. His previous experience within the Corporation has included positions as Senior Vice President and Service Director of META METRIX from September 1996 to July 1997, Senior Vice President of New Product Development from January 1997 to June 1997, Vice President and Service Director of the Corporation's SERVICES & SYSTEMS MANAGEMENT STRATEGIES service from January 1995 to April 1996, and Senior Research Analyst of the GLOBAL NETWORKING STRATEGIES service from July 1990 to January 1995. Mr. Harrison received a BS in Electrical Engineering from the Massachusetts Institute of Technology.

    CD HOBBS has served as Senior Vice President and General Manager, Executive Services since October 1, 1999. Previously, Mr. Hobbs held the position of Senior Vice President and Service Director of the Corporation's ENERGY INFORMATION STRATEGIES service from January 1, 1999 to September 30, 1999, Senior Vice President of Energy Information Strategies from September 1998 to December 31, 1998, and Vice President and Director of Energy Information Strategies from September 1996 to September 1998. Prior to joining the Corporation in September 1996, Mr. Hobbs served as Managing Director of
CLI, Inc., a strategic planning and IT infrastructure development firm founded by him in 1992. Mr. Hobbs declared personal bankruptcy in 1996. Mr. Hobbs received a MBA in Finance and Economics from the University of Florida.

    MICHAEL PEDERSEN has served as Senior Vice President and Managing Director--META Group Consulting ("MGC") since September 1998. Previously,
Mr. Pedersen held the positions of Senior Vice President, MGC, from
September 1997 to September 1998; Vice President and Director, MGC, from September 1995 to August 1997; Director, MGC, from January 1995 to August 1995; and Manager, MGC, from April 1994 to December 1994. Prior to joining the Corporation in April 1994, Mr. Pedersen held technology planning positions at Ernst & Young and Booz-Allen & Hamilton. He received a MS in Computer Science from Brooklyn Polytechnic Institute and a BS in Physics from Clarkson College of Technology.

    JOHN AARON ZORNES has served as Executive Vice President and Service Director of the Corporation's APPLICATION DELIVERY STRATEGIES service since January 1996. From October 1990 until December 1995, he held the position of Vice President and Service Director of the APPLICATION DEVELOPMENT STRATEGY service. Mr. Zornes received a MS in Management Information Systems from the University of Arizona.

    HARRY S. GRUNER has served as a Director of the Corporation since
July 1994. Mr. Gruner has been a general partner of JMI Partners, L.P., the general partner of JMI Equity Fund, L.P., and an affiliate of JMI Associates, a venture capital firm, since 1992. From 1986 until joining JMI Equity Fund, L.P., Mr. Gruner was at Alex Brown & Sons Incorporated, an investment banking firm. Mr. Gruner also serves as a Director of Hyperion Solutions Corporation and Optika, Inc., both of which are publicly traded corporations. See "Certain Relationships and Related Transactions."

    GEORGE MCNAMEE has served as a Director of the Corporation since
August 1996. Since 1984, Mr. McNamee has been the Chairman and Co-Chief Executive Officer of First Albany Companies, Inc., the publicly traded holding company for First Albany Corporation, the specialty investment banking firm. Mr. McNamee is also Chairman of Plug Power Inc. and Mechanical Technology Inc., and a director of MapInfo Corporation, all publicly traded companies. He also serves on the Board of Directors of the New York Stock Exchange. See "Certain Relationships and Related Transactions."

    HOWARD A. RUBIN has served as a Director of the Corporation since
January 1999. Dr. Rubin is a full tenured professor and Chair of the Department of Computer Science of Hunter College in New York since September 1974.
Dr. Rubin is also the founder and Chief Executive Officer of Rubin
Systems Inc., an IT strategy benchmarking and consulting firm, since its inception in January 1986. "See Certain Relationship and Related Transactions."

    FRANCIS J. SALDUTTI has served as a Director of the Corporation since November 1991. Mr. Saldutti has been a general partner of Ardent Research Partners, L.P., a technology focused money management partnership, since
April 1992 and was a senior technology analyst at Amerindo Investment Advisors, an investment firm, from October 1989 through February 1995. Prior to October 1989, Mr. Saldutti was Senior Vice President and Director of Research for Gartner Securities, Director of Technology Research for LF Rothschild, Unterberg, Towbin, an investment banking firm, and senior technology analyst for Merrill Lynch Asset Management's Science/Technology Fund.

    MICHAEL SIMMONS has served as a Director of the Corporation since
September 1994. Mr. Simmons serves as Principal and President of M.S. Associates, a technology management and operations consulting firm founded by him in October 1993. Mr. Simmons also served as the Chief Administrative Officer of Security Capital Group, a real estate investment firm, from June 1995 to March 1997. In 1993 and 1994, Mr. Simmons worked as an independent management consultant, and from 1990 through 1993, Mr. Simmons was an Executive Vice President at the Bank of Boston.

    Executive officers of the Corporation are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified or their earlier resignation or removal. There are no family relationships among any of the executive officers or directors of the Corporation.

                       COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION SUMMARY

    The following table sets forth summary information concerning the compensation paid or earned for services rendered to the Corporation in all capacities during the fiscal years ended December 31, 1997, 1998 and 1999 to
(i) the Corporation's Chief Executive Officer and (ii) each of the four other most highly compensated executive officers of the Corporation who received total annual salary and bonus in excess of $100,000 in fiscal 1999 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                           ANNUAL COMPENSATION (1)     COMPENSATION/AWARDS (2)
                                          --------------------------   -----------------------
                                                                        SECURITIES UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR     SALARY ($)       BONUS ($)    OPTIONS (# OF SHARES)    COMPENSATION ($) (1)
---------------------------    --------   ----------       ---------   -----------------------   --------------------
Dale Kutnick.................    1999      $301,500        $150,000             72,000                  $4,189(3)
  President, Co-Research         1998      $279,114        $349,556             37,500                  $7,674(3)
  Director, Chief Executive      1997      $258,500        $249,580             30,000                  $8,144(3)
  Officer and Chairman of the
  Board of Directors

Peter Burris.................    1999      $180,000        $ 76,140             50,000                  $6,000(4)
  Senior Vice President--        1998      $159,750        $141,825              6,000
  Publications and               1997      $143,750        $ 61,872             11,250
  Co-Research Director

Larry DeBoever...............    1999      $225,417        $ 60,000             38,000
  Executive Vice President--     1998      $175,000        $112,783              7,500
  Worldwide Sales and            1997      $160,000        $ 68,306
  Marketing

Michael Pedersen.............    1999      $200,000        $200,000             33,000
  Senior Vice President and      1998      $158,333        $ 42,726             11,250
  Managing Director--META        1997      $123,333        $115,250              6,000
  Group Consulting

John Aaron Zornes............    1999      $216,000        $ 50,529             25,000
  Executive Vice President       1998      $200,000        $205,096             11,250
  and Service                    1997      $185,000        $152,602             11,250
  Director--Application
  Delivery Strategies

------------------------

(1) The compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers which are available generally to all salaried employees of the Corporation and certain perquisites and other personal benefits, securities or property received by the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of any such officer's aggregate salary and bonus disclosed in this table.

(2) The Corporation did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during fiscal year 1999.

(3) Consists of premiums for term life insurance paid by the Corporation for the benefit of the Named Executive Officer.

(4) Consists of reimbursement by the Corporation of relocation expenses incurred by the Named Executive Officer.

OPTION GRANTS IN FISCAL YEAR 1999

    The following table sets forth each grant of stock options made during the year ended December 31, 1999 to each of the Named Executive Officers:

                                                   INDIVIDUAL GRANTS
                                   -------------------------------------------------   POTENTIAL REALIZABLE
                                                 % OF TOTAL                              VALUE AT ASSUMED
                                                  OPTIONS                                 ANNUAL RATES OF
                                    NUMBER OF     GRANTED                                   STOCK PRICE
                                   SECURITIES        TO                                    APPRECIATION
                                   UNDERLYING    EMPLOYEES    EXERCISE                  FOR OPTION TERM (1)
                                     OPTIONS     IN FISCAL      PRICE     EXPIRATION   ---------------------
NAME                               GRANTED (2)      YEAR      ($/SHARE)      DATE        5%($)      10%($)
----                               -----------   ----------   ---------   ----------   ---------   ---------
Dale Kutnick.....................    22,000(3)      1.75%       $8.25       4/16/09    $ 50,145    $110,808
                                     50,000(4)      3.98%       $8.25       4/11/06    $113,685    $251,142
Peter Burris.....................     8,000(5)      0.64%       $8.25       4/16/09    $ 41,507    $105,187
                                     42,000(6)      3.34%       $8.25       4/11/06    $140,735    $327,849
Larry DeBoever...................     5,000(7)      0.40%       $8.25       4/16/09    $ 25,942    $ 65,742
                                     33,000(8)      2.60%       $8.25       4/11/06    $110,577    $257,596
Michael Pedersen.................     8,000(9)      0.64%       $8.25       4/16/09    $ 41,507    $105,187
                                     25,000(10)     1.99%       $8.25       4/11/06    $ 83,771    $195,148
John Aaron Zornes................     5,000(11)     0.40%       $8.25       4/16/09    $ 25,942    $ 65,742
                                     20,000(12)     1.59%       $8.25       4/11/06    $ 67,016    $156,119

------------------------

(1) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the market value of the Corporation's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Commission and do not reflect the Corporation's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercises and the future performance of the Corporation's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

(2) All options detailed in this Option Grants in Fiscal Year 1999 table were granted on April 16, 1999. The exercise price for each option is $8.25 per share, the fair market value of the Corporation's Common Stock on the date of grant.

(3) Time vesting options that vest one-fourth on April 16, 2000, an additional one-fourth on April 16, 2001, an additional one-fourth on April 16, 2002 and fully vest on April 16, 2003. These options were granted as Non-Qualified Stock Options ("NQSOs").

(4) Performance vesting options that vest after seven years unless vesting is accelerated to the first, second and third years based on the achievement of certain operating margin and revenue performance goals. 5,428 option shares will vest in connection with 1999 performance. These options were granted as NQSOs.

(5) Time vesting options that vest one-fourth on April 16, 2000, an additional one-fourth on April 16, 2001, an additional one-fourth on April 16, 2002 and fully vest on April 16, 2003. These options were granted as Incentive Stock Options ("ISOs").

(6) Performance vesting options that vest after seven years unless vesting is accelerated to the first, second and third years based on the achievement of certain revenue and billing performance goals. 8,550 option shares will vest in connection with 1999 performance. These options were granted as NQSOs.

(7) Time vesting options that vest one fourth on April 16, 2000, an additional one-fourth on April 16, 2001, an additional one-fourth on April 16, 2002 and fully vest on April 16, 2003. These options were granted as ISOs.

(8) Performance vesting options that vest after seven years unless vesting is accelerated to the first, second and third years based on the achievement of certain billing performance goals. 3,060 option shares will vest in connection with 1999 performance. These options were granted as NQSOs.

(9) Time vesting options that vest one-fourth on April 16, 2000, an additional one-fourth on April 16, 2001, an additional one-fourth on April 16, 2002 and fully vest on April 16, 2003. These options were granted as ISOs.

(10) Performance vesting options that vest after seven years unless vesting is accelerated to the first, second and third years based on the achievement of certain revenue performance goals. 5,727 option shares will vest in connection with 1999 performance. These options were granted as NQSOs.

(11) Time vesting options that vest one-fourth on April 16, 2000, an additional one-fourth on April 16, 2001, an additional one-fourth on April 16, 2002 and fully vest on April 16, 2003. These options were granted in two parts (2,500 option shares were granted as ISOs and 2,500 option shares were granted as NQSOs) in accordance with the $100,000 annual limitation on ISO vesting.

(12) Performance vesting options that vest after seven years unless vesting is accelerated to the first, second and third years based on the achievement of certain billing performance goals. 6,633 option shares will vest in connection with 1999 performance. These options were granted as NQSOs.

AGGREGATE OPTION EXERCISES IN FISCAL YEAR 1999 AND FISCAL YEAR-END VALUES

    The following table sets forth, for each of the Named Executive Officers, information with respect to the exercise of stock options during the year ended December 31, 1999 and the year-end value of unexercised options:

                                                                NUMBER OF SHARES
                                                                   UNDERLYING            VALUE OF UNEXERCISED IN-THE-
                           SHARES                         UNEXERCISED OPTIONS AT YEAR-         MONEY OPTIONS AT
                        ACQUIRED ON         VALUE                     END                      YEAR-END ($) (2)
NAME                    EXERCISE (#)   REALIZED ($) (1)    EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----                    ------------   ----------------   ----------------------------   ----------------------------
Dale Kutnick..........                                           46,875/122,625                $203,622/$979,524
Peter Burris..........       1,000          $11,958               16,936/61,064                $167,746/$597,025
Larry DeBoever........                                            76,875/43,625                $181,406/$427,719
Michael Pedersen......       3,800          $67,392                8,062/45,188                $ 40,295/$408,142
John Aaron Zornes.....      12,626          $36,080               11,813/42,063                $ 46,361/$350,146

------------------------

(1) Amounts disclosed in this column were calculated based on the difference between the fair market value of the Corporation's Common Stock on the date of exercise and the exercise price of the options in accordance with regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and may not reflect amounts actually received by the named officers.

(2) Value is based on the difference between the option exercise price and the fair market value at December 31, 1999, the fiscal year-end ($19.00 per share), multiplied by the number of shares underlying the options.

STOCK PLANS

    The Corporation currently maintains six employee stock plans: the Restated and Amended 1989 Stock Option Plan, the 1993 Stock Option and Incentive Plan, the Amended and Restated 1995 Stock Plan, the 1995 Non-Employee Director Stock Option Plan, the Amended and Restated 1995 Employee Stock

Purchase Plan and the Amended and Restated 1996 Equity Compensation Plan of The Sentry Group, Inc. (collectively, the "Stock Plans"). Following is a summary of the material features of the Stock Plans.

    The Restated and Amended 1989 Stock Option Plan (the "1989 Plan") provided for the issuance of a maximum of 5,400,000 shares of Common Stock pursuant to the grant of ISOs to employees and NQSOs to employees, consultants, directors and officers of the Corporation. The terms of such options, including number of shares, exercise price, duration and vesting, were generally determined by the Compensation Committee of the Board of Directors. As of December 31, 1999, options to purchase a total of 79,750 shares of Common Stock were outstanding under the 1989 Plan, all of which were then exercisable. The Corporation's Board of Directors resolved on March 3, 1993 that after that date, no further options may be granted or issued under the 1989 Plan. Accordingly, no options were granted under the 1989 Plan during the fiscal year ended December 31, 1999. The 1989 Plan, but not any options previously granted under the 1989 Plan, terminated pursuant to its terms on July 31, 1999.

    The 1993 Stock Option and Incentive Plan (the "1993 Plan") provides for the issuance of a maximum of 2,400,000 shares of Common Stock pursuant to the grant of ISOs to employees and the grant of NQSOs to employees, consultants, directors and officers of the Corporation. The terms of such options, including number of shares, exercise price, duration and vesting are generally determined by the Compensation Committee of the Board of Directors. As of December 31, 1999, options to purchase a total of 173,611 shares of Common Stock were outstanding under the 1993 Plan, all of which were then exercisable. The Corporation's Board of Directors resolved on October 2, 1995 that after November 30, 1995 no further options may be granted or issued under the 1993 Plan. Accordingly, no options were granted under the 1993 Plan during the fiscal year ended December 31, 1999.

    The Amended and Restated 1995 Stock Plan (the "1995 Plan") provides for the issuance of a maximum of 4,500,000 shares of Common Stock pursuant to the grant of ISOs to employees and the grant of NQSOs, stock awards and opportunities to make direct purchases of stock to employees, consultants, directors and officers of the Corporation. The terms of such options, including number of shares, exercise price, duration and vesting are generally determined by the Compensation Committee of the Board of Directors. As of December 31, 1999 options to purchase a total of 2,769,330 shares of Common Stock were outstanding under the 1995 Plan, of which options for 781,725 shares were then exercisable. Shares available for future stock option grants at December 31, 1999 totaled 1,564,995 shares. During 1999, ISOs to purchase 759,350 shares of Common Stock and NQSOs to purchase 500,000 shares of Common Stock were granted under the 1995 Plan.

    The 1995 Non-Employee Director Stock Option Plan (the "Director Plan") provides for the grant of options to purchase a maximum of 225,000 shares of Common Stock to non-employee directors of the Corporation. The Director Plan authorizes the automatic grant of stock options only to members of the Board of Directors who are neither employees nor officers of the Corporation (individually, a "Non-Employee Director" and collectively, the "Non-Employee Directors"). The Director Plan is administered by the Compensation Committee. The Director Plan authorizes the grant (a) to each Non-Employee Director who is first elected to the Board after December 1, 1995, on the date such person is first elected to the Board of Directors without further action by the Board of Directors, of an option to purchase 15,000 shares of Common Stock and (b) to each person who is a Non-Employee Director on each successive one-year anniversary of the date such person was first elected to the Board of Directors, during the term of the Director Plan, of an option to purchase 7,500 shares of Common Stock. Options granted to newly elected Non-Employee Directors as described in part (a) of the preceding sentence vest 33 1/3% on the date of grant and an additional 33 1/3% on each successive one-year anniversary, and options granted as described in part (b) of the preceding sentence vest in full on the one-year anniversary of the date of grant. The exercise price per share for all options granted under the Director Plan is equal to 100% of the fair market value per share of the Common Stock on the date of grant. The term of each option is for a period of ten years from the date of grant. As of December 31, 1999, options to purchase a total of 137,101 shares of Common Stock were outstanding under the Director Plan, of which options for 97,101 shares were then exercisable. Shares available for future stock option grants at December 31, 1999 totaled 82,500 shares. During 1999, NQSOs to purchase 45,000 shares of Common Stock were granted under the Director Plan.

    The Amended and Restated 1995 Employee Stock Purchase Plan (the "Purchase Plan") provides for the issuance of a maximum of 375,000 shares of Common Stock pursuant to the exercise of non-transferable options granted to participating employees. To participate in the Purchase Plan, an eligible employee must authorize the Corporation to make payroll deductions in an amount not less than 1% of the employee's base pay or salary but not more than 15% of the employee's total compensation during the six month periods beginning January 1 and July 1 (the "Payment Periods"). On the first business day of each Payment Period, the Corporation grants to each eligible employee participating in the Purchase Plan, an option to purchase on the last day of such Payment Period a maximum of 750 shares of Common Stock provided that such employee remains eligible to participate in the Plan throughout such Payment Period. The exercise price of options is the lesser of (i) 85% of the average market price of the Common Stock on the first business day of such Payment Period or (ii) 85% of the average market price of the Common Stock on the last business day of such Payment Period. The employee is entitled to exercise such option only to the extent of the employee's accumulated payroll deductions on the last day of such Payment Period. The Purchase Plan is administered by the Compensation Committee of the Board of Directors. As of December 31, 1999, options to purchase 122,595 shares of Common Stock were exercised under the Purchase Plan.

    The Amended and Restated 1996 Equity Compensation Plan of The Sentry
Group, Inc. (the "Sentry Plan") was assumed by the Corporation pursuant to the acquisition by the Corporation of all of the capital stock of The Sentry
Group, Inc. on October 20, 1998. The Sentry Plan provides for the issuance of a maximum of 359,500 shares of Common Stock of the Corporation pursuant to the grant of ISOs to employees and the grant of NQSOs, stock awards and opportunities to make direct purchases of stock to employees, consultants, directors and officers of the Corporation. The terms of such options, including number of shares, exercise price, duration and vesting are generally determined by the Compensation Committee of the Board of Directors. As of December 31, 1999, options to purchase a total of 256,590 shares of Common Stock were outstanding under the Sentry Plan, of which options for 13,294 shares were then exercisable. Shares available for future stock option grants at December 31, 1999 totaled 102,294 shares. During 1999, no ISOs and no NQSOs were granted under the Sentry Plan.

LONG TERM INCENTIVE PLAN

    The META Group, Inc./JMI Long Term Incentive Compensation Plan (the "Long Term Incentive Plan") was adopted by the Corporation in July 1998. The Long Term Incentive Plan provides for the issuance of a maximum of 1,000 units to key officers of the Corporation. The total number of units to be granted, selection of key officers for participation in the Long Term Incentive Plan, the number of units to be granted to each participant, the vesting period and the determination of the value of each participant's units are generally determined by the Compensation Committee of the Board of Directors. As of December 31, 1999, a total of 280 units were granted to key officers of the Corporation and 720 units were available for future grants. During 1999, no units were granted under the Long Term Incentive Plan. See "Certain Relationships and Related Transactions."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Corporation's Board of Directors has established a Compensation Committee, consisting of Messrs. Saldutti and Simmons. No members of the Compensation Committee were officers, employees or former officers of the Company. During the fiscal year ended December 31, 1999, the Board of Directors performed certain functions of the Compensation Committee. During this period, Mr. Kutnick, the Corporation's President, Co-Research Director, Chief Executive Officer and Chairman of the Board, participated in deliberations of the Corporation's Board of Directors concerning the compensation of executive officers. As noted below, however, all executive compensation for 1999 was reviewed, approved and confirmed by the Compensation Committee. No executive officer of the Corporation served as a member of the compensation committee or board of directors of another entity (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors), one of whose executive officers served as a director of the Corporation.

COMPENSATION OF DIRECTORS

    Commencing with the January 29, 1999 meeting of the Board of Directors, each non-employee director was either paid a stipend of $2,500 for each scheduled meeting of the Board of Directors attended in person, in addition to reasonable out-of-pocket expenses incurred in attending the meeting, or a stipend of $1,000 for each scheduled meeting of the Board of Directors attended by telephone. Non-employee directors were not paid any additional amounts for participation on committees of the Board of Directors or special assignments. Non-employee directors are also eligible to participate in the Director Plan, as described above. Directors who were employed by the Corporation received no fees or expense reimbursements for attending meetings of the Board of Directors.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    This report is submitted by the Corporation's Compensation Committee (the "Committee"), which currently consists of Messrs. Saldutti and Simmons, each of whom is an independent, non-employee director of the Corporation. The Committee, pursuant to authority delegated by the Board of Directors, is responsible for the development and administration of the Corporation's executive compensation policies and the administration of the 1989 Plan, the 1993 Plan, the 1995 Plan, the Director Plan, the Purchase Plan, the Sentry Plan and the Long Term Incentive Plan. The Committee also oversees the compensation structure of the Corporation's senior management and other employees.

    The Corporation's executive compensation program for fiscal year 1999 was initially established by the Corporation's Board of Directors and subsequently reviewed, confirmed and approved by the Compensation Committee. The executive compensation program is designed to provide a compensation package that will attract, motivate, retain and reward highly qualified executive officers while providing incentives for executives to maximize the Corporation's financial results for the benefit of the Corporation's stockholders.

    The executive compensation program is designed to achieve the above goals through a combination of base salary, cash bonuses and long-term incentive compensation in the form of stock options and Long Term Incentive Plan units.

    Base salary compensation levels for each of the Corporation's executive officers are determined annually by the Committee by evaluating the individual officer's responsibilities, experience and performance, as well as generally available information regarding salaries paid to executive officers with comparable qualifications at companies in businesses comparable to the Corporation.

    Cash bonus targets are determined annually at the beginning of each year. In early 1999, the Committee set target bonus amounts for each executive officer. Such amounts were tied to the attainment of certain financial objectives by the Corporation determined by the Committee to be applicable to such executive officer's area or areas of responsibility. For certain executive officers, the Committee set multiple target bonus amounts, which amounts increased with improvement in the Corporation's performance. Financial objectives included total revenues, operating margins, expenses, and in certain cases, billings and expenses in an executive's specific area or areas of responsibility, and various combinations of the above. The attainment of financial objectives and bonus payments based on such performance, are reviewed and approved by the Committee annually.

    Equity compensation in the form of stock option grants is designed to align the interests of executive officers more closely with those of the Corporation's stockholders by allowing those officers to share in the long-term appreciation in the value of the Corporation's Common Stock. It is the Corporation's policy to grant stock options to executive officers at the time they join the Corporation in an amount consistent with the employee's position and level of seniority. In addition, the Committee generally reviews the performance of each executive officer and annually grants stock options to the executive officers based upon such reviews. In making such annual grants, the Committee considers both individual and general corporate performance, recommendations of the Chief Executive Officer, existing levels of officer stock ownership, previous option grants and the current stock price. In 1999, the Committee granted to executive officers both stock options that vest based upon continued employment with the Corporation and stock options that vest after seven years unless vesting is accelerated to the first, second and third years based on the achievement of certain performance goals, including revenue, billing and operating margin goals. For additional information regarding the grant of options in 1999, see the table under the heading "Option Grants in Fiscal Year 1999."

    Long-term incentive compensation in the form of units awarded under the Long Term Incentive Plan is designed to motivate and retain key officers of the Corporation by rewarding the performance of those officers based upon the long-term appreciation in the value of the Corporation's limited partnership interest in the JMI Equity Side Fund, L.P. (the "JMI Fund"). See "Certain Relationships and Related Transactions." It is the Corporation's policy to award Long-Term Incentive Plan units to key management personnel in an amount consistent with the employee's position and level of seniority either at the time they join the Corporation or upon promotion to a management level meriting such a grant. No Units were awarded under the Long-Term Incentive Plan in 1999. See "Long Term Incentive Plan."

    Compensation for the Corporation's President, Co-Research Director, Chief Executive Officer, and Chairman of the Board of Directors, Dale Kutnick, is determined in accordance with the policies applicable to other executive officers of the Corporation described above. In 1999, Mr. Kutnick received base salary and cash bonus totaling $451,500. Mr. Kutnick's base salary of $301,500 represented an increase of $22,386, or 8%, over 1998, and his bonus of $150,000 represented a decrease of $199,556, or 57%, below 1998. In 1999, Mr. Kutnick was granted both stock options that vest based upon continued employment with the Corporation and stock options that vest after seven years unless vesting is accelerated to the first, second and third years based on the achievement of certain operating margin and revenue performance goals. Of the 16,700 option shares eligible for acceleration of vesting in connection with the achievement of certain 1999 operating margin and revenue performance goals, only 5,428 option shares vested. For a description of option grants to Mr. Kutnick in 1999, see "Compensation and Other Information Concerning Directors and Officers--Option Grants in Fiscal Year 1999. The Committee determined that
Mr. Kutnick's 1999 compensation was justified by the Corporation's financial performance in 1999, a year in which the Corporation reported continued profitability and revenue growth in each quarter, but such attainment was below 1998. For additional information regarding Mr. Kutnick's 1999 compensation, see "Compensation and Other Information Concerning Directors and Officers--Summary Compensation Table."

    In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Committee has considered the limitations on deductions imposed by
Section 162(m) of the Code, and it is the Committee's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

THE COMPENSATION COMMITTEE:

Francis J. Saldutti

Michael Simmons

STOCK PERFORMANCE GRAPH

    The following graph compares the yearly change in the cumulative total stockholder return on the Corporation's Common Stock during the period from the Corporation's initial public offering on December 1, 1995 through December 31, 1999, with the cumulative total return on the Media General Market Weighted Nasdaq Index Return ("Nasdaq Market Index") and the Media General Industry Group 076--Other Business Services Index ("MG Group Index"). The comparison assumes $100 was invested on December 1, 1995 in the Corporation's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

Comparison of Five Year(1)(2) Cumulative Total Return Among
META Group, Inc., Nasdaq Market Index
and MG Group Index

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS
                     12/1/95  12/29/95  12/31/96  12/31/97  12/31/98  12/31/99
Meta Group, Inc.      100.00    120.10    105.88     86.27    174.91    111.71
MG Group Index        100.00    102.02    119.51    147.06    141.89    130.17
NASDAQ Market Index   100.00     99.63    123.81    151.45    213.61    376.74

                                             DECEMBER   DECEMBER   DECEMBER   DECEMBER   DECEMBER   DECEMBER
                                                1,        31,        31,        31,        31,        31,
                                               1995       1995       1996       1997       1998       1999
                                                %          %          %          %          %          %
                                             --------   --------   --------   --------   --------   --------
META Group, Inc. Common Stock..............   100.00     120.10     105.88      86.27     174.91     111.71
MG Group Index.............................   100.00     102.02     119.51     147.06     141.89     130.17
Nasdaq Market Index........................   100.00      99.63     123.81     151.45     213.61     376.74

------------------------

(1) Prior to December 1, 1995 the Corporation's Common Stock was not publicly traded. Comparative data is provided only for the period since that date.

(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from Media General Financial Services, a source believed to be reliable, but the Corporation is not responsible for any errors or omissions in such information.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In November 1996, the Corporation acquired all of the assets of DeBoever Architectures, Inc. (the "DeBoever Acquisition"), an IT architecture planning and implementation advisory services firm wholly owned and managed by Larry DeBoever. The business of DeBoever Architectures, Inc. was merged into the Corporation's portfolio of Research and Advisory Services. In connection with the DeBoever Acquisition, in November 1996 the Corporation loaned $500,000 to Mr. DeBoever pursuant to a Promissory Note and Pledge and Security Agreement ("the Promissory Note"). Under the terms of the Promissory Note, as amended, the principal balance of $500,000, plus 9% interest per annum, will be extinguished over a three-year period ending December 31, 2001, provided the Corporation's ENTERPRISE ARCHITECTURE STRATEGIES service meets certain financial performance criteria through 2001. In September 1996, Mr. DeBoever was granted a non-qualified stock option to purchase 75,000 shares of Common Stock of the Corporation, at an exercise price of $16.6667 per share, which he pledged as collateral for the loan pursuant to the terms of the Pledge and Security Agreement.

    In 1999, the Corporation received $875,000 from First Albany Corporation in consideration of the exclusive right to distribute the Corporation's written research and analysis to certain financial services customers of First Albany Corporation. See Note 12 of Notes to Financial Statements in the Annual Report for a more detailed description of this strategic alliance. As noted elsewhere in this Proxy Statement, Mr. McNamee, a director of the Corporation, is also the Chairman and Co-Chief Executive Officer of First Albany Companies, Inc.
Mr. McNamee does not have any direct material interest in relation to this transaction.

    Concurrently with the adoption of the Long Term Incentive Plan in July 1998, the Corporation subscribed for up to four million dollars in limited partnership interests in the JMI Fund, a venture capital fund managed by JMI Side Associates, L.L.C. ("JMI Associates"). As of December 31, 1999 and 1998, the Corporation invested $2,154,000 and $634,000, respectively, in the JMI Fund. Certain executive officers and directors of the Corporation also subscribed for limited partnership interests in the JMI Fund in July 1998. The JMI Fund will co-invest along with other funds affiliated with JMI Associates. The Corporation has agreed to use the potential returns on the Corporation's investment in the JMI Fund to fund payouts under the Long Term Incentive Plan to key management employees. Contemporaneously with the Corporation's subscription to the JMI Fund, JMI Partners, L.P., an affiliate of the JMI Fund, became a full-service client of the Corporation (the "Purchase Transaction"). In 1999 and 1998, the Corporation received $125,000 from JMI Partners, L.P. in consideration of services and consulting pursuant to the Purchase Transaction. As noted elsewhere in this Proxy Statement, Mr. Gruner, a director of the Corporation, is also a general partner of JMI Partners, L.P., the general partner of JMI Equity Fund, L.P. and an affiliate of JMI Associates. Mr. Gruner does not have a direct material interest in the Purchase Transaction and does not have a direct material interest in the JMI Fund.

    In October 1996, the Corporation entered into a development and services agreement (the "Development and Services Agreement") with Rubin Systems, Inc. ("RSI"), a provider of IT and software engineering measurement consulting. Under the Development and Services Agreement, RSI provides, on an exclusive basis, measurement research and analysis for use in the Corporation's PEMS service. In June 1998, the Corporation and RSI entered into an addendum to the Development and Services Agreement whereby the Corporation distributes for RSI certain published research products, primarily the WORLDWIDE BENCHMARK REPORT (a publication presenting facts and trend-line data concerning IT performance and productivity, budgets and spending, emerging technologies and business requirements compiled from a worldwide sample of IT organizations). The Corporation recognized $3,411,000, $1,769,000 and $553,300 in revenues from the sale of RSI derivative products during the years ended December 31, 1999, 1998 and 1997, respectively. In exchange for the content provided by RSI, the Corporation paid $825,500, $470,700 and $237,000 in royalties to RSI during the years ended December 31, 1999, 1998 and 1997, respectively. RSI is wholly-owned by Howard Rubin, a director of the Company.

    In 1999, the Corporation received $84,124 from T. Rowe Price
Associates, Inc. in consideration for a one-year subscription to the Corporation's Research and Advisory Services. As noted elsewhere in this

Proxy Statement, T. Rowe Price Associates, Inc. is a beneficial owner of 13.9% of the Corporation's Common Stock.

INDEPENDENT AUDITORS FOR 2000

    The Board of Directors has selected the firm of Deloitte & Touche LLP, independent certified public accountants, to serve as auditors for the year ending December 31, 2000. Deloitte & Touche LLP has served as the Corporation's auditors since 1992. It is expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act, requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Such persons are required by regulations of the Commission to furnish the Corporation with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 1999 and written representations from certain Reporting Persons, the Corporation believes that all Reporting Persons, other than Messrs. Daniel Fitzgerald, Howard Rubin, and Michael Simmons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 1999. Mr. Rubin failed to file an Initial Statement of Beneficial Ownership of Securities on Form 3 in January 1999 and subsequently filed a late Form 3. Mr. Simmons failed to file a Statement of Changes in Beneficial Ownership of Securities on Form 4 during February 1999 for one transaction and subsequently filed a late Form 4.
Mr. Fitzgerald failed to file a Statement of Changes in Beneficial Ownership of Securities on Form 4 during December 1999 for one transaction and subsequently filed a late Form 4.

STOCKHOLDER PROPOSALS

    The Corporation's By-laws establish an advance notice procedure with regard to stockholder proposals not included in the Corporation's proxy statement. In general, proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next Annual Meeting of Stockholders of the Corporation must be received at the Corporation's principal executive offices not later than December 15, 2000 nor earlier than November 15, 2000. If a stockholder who wishes to present a proposal fails to notify the Corporation by December 15, 2000, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the Corporation's By-laws, the proposal is brought before the meeting, then under the Commission's rules the proxies solicited by management with respect to the next Annual Meeting of Stockholders will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the persons selected by management to vote the proxies may still exercise discretionary voting authority under circumstances consistent with the Commission's rules. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by certified mail, return receipt requested to META Group, Inc., 208 Harbor Drive, Stamford, Connecticut 06912-0061, Attention:
Secretary.

EXPENSES AND SOLICITATION

    The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

    The Board of Directors of the Corporation has approved the contents and the sending of this proxy statement.

                                META GROUP, INC.

                    Proxy for Annual Meeting of Stockholders
                                  May 24, 2000

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                              OF META GROUP, INC.

     The undersigned, revoking all prior proxies, hereby appoints Dale Kutnick and Bernard F. Denoyer, and each of them alone, proxies, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of META Group, Inc. (the "Corporation") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation, to be held on Wednesday, May 24, 2000, at 9:00 a.m., Connecticut time, at The Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, upon the matters set forth in the Notice of Annual Meeting of Stockholders and related Proxy Statement dated April 14, 2000, a copy of which has been received by the undersigned, AND IN THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. Attendance of the undersigned at the meeting or at the meeting or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates at the meeting the intention of the undersigned to vote said shares in person.

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

                                                                                                              Please Mark
                                                                                                              your votes as     /X/
                                                                                                              indicated in
                                                                                                              this example

1. To elect one (1) Class II director to serve for a three-year term and until his successor has been duly elected and qualified, or until his earlier resignation or removal.

        FOR the nominee                WITHHOLD              NOMINEE: Harry S. Gruner
      listed to the right             AUTHORITY
                               to vote for the nominee
                                 listed to the right

             / /                         / /

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

                                                                                          THE SHARES REPRESENTED BY THIS PROXY
                                                                                          WILL BE VOTED AS DIRECTED OR, IF NO
                                                                                          DIRECTION IS GIVEN, WILL BE VOTED FOR THE
                                                                                          NOMINEE LISTED ABOVE FOR ELECTION AS A
                                                                                          DIRECTOR AND DISCRETIONARY AUTHORITY
                                                                                          WILL BE DEEMED GRANTED UNDER PROPOSAL 2.

                                                                                          Dated:                             , 2000
                                                                                                -----------------------------


                                                                                          -----------------------------------------
                                                                                          Signature(s) of Stockholder(s)


                                                                                          -----------------------------------------
                                                                                          Please Print Name Exactly As It Appears
                                                                                          on Books of the Corporation:

                                                                                          (If signing as attorney, executor,
                                                                                          trustee or guardian, please give your
                                                                                          full title as such. If stock is held
                                                                                          jointly, each owner should sign.)


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